SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2019

J.B. HUNT TRANSPORT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas		0-11757
71-0335111
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

615 J.B. Hunt Corporate Drive
Lowell, Arkansas	72745	(479) 820-0000
(Address of Principal Executive Offices)	(Zip Code)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Our Annual Meeting of Stockholders was held on April 18, 2019. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. The following four matters were included in our proxy dated March 8, 2019 and were voted upon at the annual meeting. Final vote tabulations are indicated below:

1.	To elect Directors for a term of one (1) year:

	For	Against	Abstain	Non Votes

Douglas G. Duncan	94,679,885	2,933,092	127,055	5,411,919
Francesca M. Edwardson	94,334,866	3,279,317	125,849	5,411,919
Wayne Garrison	93,484,515	4,178,581	76,936	5,411,919
Sharilyn S. Gasaway	94,453,750	3,163,981	122,301	5,411,919
Gary C. George	90,970,743	6,642,149	127,140	5,411,919
Bryan Hunt	90,500,954	7,154,302	84,776	5,411,919
Coleman H. Peterson	93,025,623	4,588,611	125,798	5,411,919
John N. Roberts, III	96,010,837	1,445,876	283,319	5,411,919
James L. Robo	89,938,348	7,675,215	126,469	5,411,919
Kirk Thompson	93,415,191	4,038,437	286,404	5,411,919

2.	To consider and approve an advisory resolution regarding the Company’s compensation of its named executive officers:

For	89,851,980
Against	7,704,909
Abstain	183,143
Non Votes	5,411,919

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2019 calendar year:

For	102,130,509
Against	925,115
Abstain	96,327
Non Votes	-

4.

To consider and vote upon a stockholder proposal requesting the Company to prepare and disclose a report of the Company's political contributions policy and political contributions made by the Company:

For	28,548,060
Against	61,405,202
Abstain	7,786,770
Non Votes	5,411,919

No additional business or other matters came before the meeting or any adjournment thereof.

ITEM 8.01.	OTHER EVENTS

On April 18, 2019, the Board of Directors of J.B. Hunt Transport Services, Inc. (the “Company”) approved and adopted an amendment to the Company’s Third Amended and Restated Management Incentive Plan (“MIP”). The amendment amends the MIP to modify and reduce the existing plan limit on awards to any non-employee director in a single calendar year from a limit based on the number of shares granted (not in excess of 20,000 shares) to a limit based on the fair market value of the awards granted, determined as of the date of grant (not in excess of $500,000). A copy of the MIP, as amended, is attached as an exhibit to this Form 8-K and is incorporated by reference into this report.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.
10.1

J.B. Hunt Transport Services, Inc. Third Amended and Restated Management Incentive Plan (incorporated by reference from Appendix A of the Company’s definitive proxy statement on Schedule 14A, filed March 9, 2017).

	10.2	Amendment to J.B. Hunt Transport Services, Inc. Third Amended and Restated Management Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the 22nd day of April 2019.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:	/s/ John N. Roberts, III
John N. Roberts, III
President and Chief Executive Officer (Principal Executive Officer)

BY:	/s/ David G. Mee
David G. Mee
Executive Vice President, Finance and
Administration and Chief Financial Officer
(Principal Financial Officer)